Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 2, 2021

TO THE

SUMMARY PROSPECTUS DATED APRIL 30, 2021,

PROSPECTUS DATED APRIL 30, 2021 AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2021, AS SUPPLEMENTED

BRIGHTHOUSE SMALL CAP VALUE PORTFOLIO

The closing of the transaction in which Wells Fargo & Company (“Wells Fargo”) sold Wells Fargo Asset Management Holdings, LLC, Wells Fargo’s asset management business that included Wells Capital Management Incorporated (“WellsCap”), to GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”) occurred on November 1, 2021. The Transaction constituted a change of control of WellsCap within the meaning of the Investment Company Act of 1940, as amended, and resulted in the automatic termination of the subadvisory agreement between Brighthouse Investment Advisers, LLC (“BIA”), the investment adviser of Brighthouse Funds Trust I (the “Trust”), and WellsCap with respect to the Brighthouse Small Cap Value Portfolio (the “Portfolio”). Effective upon the closing of the Transaction, WellsCap changed its name to Allspring Global Investments, LLC (“Allspring”) and BIA and Allspring entered into a new subadvisory agreement with respect to the Portfolio.

In connection with these changes, effective immediately, all references to WellsCap as a subadviser to the Portfolio contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) are deleted and replaced with Allspring. There have been no changes to the Portfolio’s portfolio managers, investment objectives, or principal investment strategies and risks in connection with the Transaction. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to WellsCap as a subadviser to the Portfolio in their forms and communications until such documents can be revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE